A3 Alternative Income Fund

Ticker: AAACX

Supplement dated August 29, 2022 to the Prospectus dated December 23, 2021

A3 Financial Investments, LLC has served as the Fund’s investment adviser since the Fund commenced operations on October 1, 2019. At a special meeting of the Board held on August 4, 2022, the Board approved an interim investment advisory agreement (the “Interim Agreement”) between Alpha Growth Management LLC (“Alpha Growth”) and the Fund. Subject to certain conditions, it is expected that Alpha Growth will begin serving as the Fund’s advisor on or about September 1, 2022. In addition, the Fund expects to replace the Interim Agreement with a new investment advisory agreement with Alpha Growth (the “New Advisory Agreement”) and a new subadvisory agreement with Haven Asset Management (Interval Funds) LLC (the “New Subadvisory Agreement”), both subject to shareholder approval which is expected to occur later in September 2022.

In connection with the transition in the Fund’s investment adviser, upon execution of the New Advisory Agreement, the Fund will be changing certain investment strategies. In pursuing the Fund’s objective, Alpha Growth Management LLC will implement strategies focused on “longevity-based assets.” Longevity-based assets include financial instruments across a range of asset types, qualities, and sectors that produce returns contingent upon (i) the continued aging of the U.S. and global population, and (ii) individual life expectancies within the 70+ age cohort. Specifically, longevity-based assets consist of primarily of derivatives of life insurance and annuity policies known as life settlements and structured settlements; a broader definition includes equity and debt securities of life insurance companies; pharmaceutical and medical patent royalties; and real estate based assets including reverse mortgages and tax liens (lending products used by homeowners as they age), real estate lending secured by senior housing, assisted living facilities, hospitals and other geriatric specific healthcare facilities. The Fund has filed an amendment to its registration statement to provide for the changes to its investment strategies and risks. It is expected that that the Fund’s new revised prospectus will be effective in late October 2022. Shareholders will receive the new prospectus with the Fund’s revised strategies and risks, once effective.

Under the Investment Company Act of 1940, as amended (the “1940 Act”), shareholder approval of the New Advisory Agreement and the New Subadvisory Agreement is required. Shareholders representing a majority of the Fund’s outstanding shares have approved the New Advisory Agreement and New Subadvisory Agreement by written consent. Shareholders will receive an information statement with more information regarding these matters.

In connection with the transition of the Fund’s adviser and the changes to the Fund’s investment strategies, the Board has approved a repurchase offer for up to 100% of the Fund’s outstanding shares for the September 30, 2022 share Repurchase Pricing Date. Shareholders will receive written notification of this repurchase offer in August 2022.

Therefore, all references to A3 Financial Investments, LLC in the Fund’s Prospectus and Statement of Additional Information are hereby deleted and replaced by Alpha Growth Management LLC on or about September 1, 2022.

Additionally, the Board approved a name change for the Fund. Accordingly, effective on or about September 1, 2022, the Fund’s name will be Alpha Alternative Assets Fund.

On or about September 1, 2022, the prior track record of the Fund under the management of A3 shall cease and recommence under the management of Alpha Growth.

The section entitled “Portfolio Managers” on page 45 of the Fund’s prospectus and page 41 of the Fund’s Statement of Additional Information is hereby deleted in its entirety and replaced with the following:

Gobind Sahney. Mr. Sahney has served as portfolio manager of the Fund since its inception in [ ], 2022. Mr. Sahney is Chairman and CEO of Alpha Growth PLC and Director of Alpha Longevity Management Limited, an investment management company regulated and licensed by the Financial Services Commission of the British Virgin Islands, which manages the BlackOak Alpha Growth Fund, a private fund investing in life settlements. He also serves as the Chairman and Chief Executive Officer of Providence Life Assurance Company (Bermuda) Ltd, which is a Class C long term life insurance company, regulated by the Bermuda Monetary Authority, specializing in private placement life insurance. Prior to founding Alpha Growth, his experience includes serving at senior executive levels within multiple organizations that specialize in distressed debt and discounted assets totaling in excess of $750m across North America, Europe and the UK. During his tenure in distressed debt asset management, from 1998 to 2015, he has spoken as a subject matter expert on distressed debt and discounted asset investing at ACA International conferences in the US, and at Credit Services Association conferences in the UK. Mr. Sahney is a graduate of Babson College, Wellesley, Massachusetts, and holds a Bachelors degree in accounting and finance. He also served on the board of trustees of Babson College from 2001 to 2010. He is a lifetime member of the National Eagle Scout Association.

Jason Sutherland. Mr. Sutherland has served as portfolio manager of the Fund since its inception in [ ], 2022 and is the Chief Executive Officer for DRB Capital. Since joining DRB in 2015, Mr. Sutherland has negotiated and structured multiple warehousing facilities totaling over $1b. He also launched the first ever AAA rated placements of mortality backed linked annuity receivables totaling $151m. Mr. Sutherland recently managed operational, legal, and trading decisions regarding over $3bn of life insurance policies under the Lamington Road Fund in Dublin, Ireland which was a subsidiary of Emergent Capital. Prior to joining DRB Capital, Mr. Sutherland was the founder and Senior Partner of Citadel Financial, Ltd., based in London, England. Through Citadel, Mr. Sutherland represented clients across North America, Europe and Asia, predominantly within the insurance backed assets industry with a primary focus on the life settlement industry. Responsibilities included advising major multinational firms on specialty asset originations, structuring sales of insurance-backed products, and providing counsel and capital markets services for companies specializing in the acquisition of life settlements and insurance-backed products. Mr. Sutherland was also the Managing Director of DLP funding group out of London under Peach Holdings LLC, managing operational and trading decisions regarding $1.5bn of life insurance-backed assets under management. Prior to that Mr. Sutherland spent 12 years with the Peach Holdings Group, most recently as Managing Director of Legal and operations for Peachtree Asset Management based in London and Luxembourg, a Global leader in uncorrelated investments for institutional clients, where he obtained FCA approval, successfully led the development of multiple funds-- both private and publicly listed-- to invest in insurance and mortality-linked assets, guided the fundraising efforts, and coordinated with regulatory bodies in UK, US, Cayman Islands, Luxembourg and Ireland. Mr. Sutherland received his Juris Doctorate in Boston in 1999 and was subsequently admitted to the State Bar of Georgia. Mr. Sutherland is a member of the New York Bar, United States Supreme Court, Georgia Supreme Court among others, and maintains an FCA CF1, CF3, CF10 and CF11.

Portfolio Manager Compensation

The portfolio managers are paid based on the success of the Fund including base salary, bonus, and company distributions.

Other Accounts Managed

As of June 30, 2022, the portfolio managers managed one other private fund account with approximately $46, 714, 206 in assets.

Beneficial Ownership

As of June 30, 2022, none of the portfolio managers owned any shares of the Fund.

The information in this supplement contains new and additional information beyond that in the Prospectus, and Statement of Additional Information (“SAI”), December 23, 2021. This supplement should be read in conjunction with the Prospectus and SAI and should be retained for future reference.